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


                                  EXHIBIT 77(O)


=============================================================================================================================
                                                                            Number
       Date of                                                                of
       Purchase                            Issuer                           Shares                      Seller
-----------------------------------------------------------------------------------------------------------------------------
       06-11-96                      Dollar Tree Stores                     7,500                     Montgomery
                                            Inc.                                                      Securities

-----------------------------------------------------------------------------------------------------------------------------
       06-18-96                     GTECH Holdings Corp.                    2,500                  Donaldson Lufkin
                                                                                                      & Jenrette
                                                                                                   Securities Corp
-----------------------------------------------------------------------------------------------------------------------------
       06-20-96                         Aradigm Corp                          500                      Cown-ML
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
       06-21-96                      Pacaific Greystone                     1,000                        MSCO
                                            Corp.
-----------------------------------------------------------------------------------------------------------------------------
       07-09-96                       Lear Corporation                      5,000                      Donaldson
                                                                                                       Lufkin &
                                                                                                       Jenrette
                                                                                                   Securities Corp
-----------------------------------------------------------------------------------------------------------------------------
       07-09-96                       Lear Corporation                      4,000                      Wertheim
                                                                                                    Schroder & Co
                                                                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------------
       07-21-96                      Parker Drilling Co.                    2,000                      Wertheim
                                                                                                    Schroder & Co
                                                                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
       07-24-96                      Pharmacia & Upjohn                     1,500                      Wertheim
                                            Inc.                                                    Schroder & Co
                                                                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------------
       08-15-96                          Connect Inc                        10,000                 Lehman Brothers
                                                                                                         Inc.
=============================================================================================================================

Each purchase was on a delivery versus payment basis. The information upon which the determination described in paragraph
(h)(3) of Rule 10f-3 was made consisted of representations of an executive officer of the Fund with respect to compliance with procedures adopted by the Board of Directors. Bear, Stearns & Co. Inc. was a member of the underwriting syndicate with respect to each of the above-named issuers.




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